UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 7, 2020

IAC/InterActiveCorp

(Exact name of registrant as specified in charter)

Delaware	001-39356	84-3727412
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

555 West 18th Street, New York, NY	10011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 314-7300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	IAC	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02          Results of Operations and Financial Condition.
Item 7.01          Regulation FD Disclosure.

On October 7, 2020, the Registrant announced that it had posted a shareholder letter on the investor relations section of its website (https://www.iac.com/investor-relations/overview/), which letter contains preliminary monthly trends for its various financial reporting segments through September 30, 2020, as set forth immediately below.

	Year Over Year Growth (1)
	1/2020	2/2020	3/2020	4/2020	5/2020	6/2020	7/2020	8/2020	9/2020
ANGI Homeservices
Marketplace Revenue	25%	27%	3%	-2%	20%	18%	10%	15%	12%
Advertising & Other Revenue	7%	8%	4%	4%	1%	0%	-2%	-1%	2%
Total North America Revenue	21%	23%	3%	-1%	16%	15%	7%	12%	10%
Europe Revenue	3%	-3%	-27%	-28%	-7%	8%	-5%	2%	-5%
Total ANGI Homeservices Revenue	19%	21%	1%	-2%	15%	14%	7%	12%	9%
Other ANGI Homeservices Metrics
Marketplace Service Requests	11%	13%	-12%	-8%	27%	34%	24%	33%	30%
Marketplace Monetized Transactions	4%	11%	-11%	-11%	8%	10%	5%	10%	10%
Marketplace Transacting Service Professionals	8%	8%	5%	4%	4%	3%	7%	9%	9%
Advertising Service Professionals	4%	7%	4%	4%	3%	4%	5%	6%	5%
Vimeo
Total Revenue	30%	34%	29%	46%	52%	43%	40%	43%	48%
Ending Subscribers	29%	29%	31%	35%	39%	16%	17%	19%	20%
Dotdash
Display Advertising Revenue	17%	17%	12%	-5%	-13%	-6%	3%	9%	15%
Performance Marketing Revenue	70%	65%	96%	114%	121%	87%	69%	70%	72%
Total Revenue	31%	29%	30%	23%	17%	16%	22%	27%	29%
Search
Ask Media Group Revenue	-1%	9%	-4%	-22%	-26%	-11%	-13%	-12%	6%
Desktop Revenue	-42%	-43%	-47%	-47%	-51%	-47%	-44%	-44%	-42%
Total Revenue	-21%	-17%	-25%	-33%	-37%	-27%	-26%	-25%	-14%
Emerging & Other
Total Revenue	8%	26%	63%	67%	49%	65%	77%	71%	97%

(1)	As of the date of this report, the Registrant has not yet completed its financial close process for the quarter ended September 30, 2020 and its monthly results continue to be volatile as the global COVID–19 pandemic continues to change consumer and business behavior in unpredictable ways. As a result, the information set forth above is preliminary and based upon information available to the Registrant as of the date of this report. During the course of the Registrant’s financial close process for the quarter ended September 30, 2020, it may identify items that would require adjustments to the information set forth above, which could be material.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IAC/InterActiveCorp

	By:	/s/ Gregg Winiarski
	Name:	Gregg Winiarski
	Title:	Executive Vice President,
General Counsel & Secretary

Date: October 7, 2020

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